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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)           March 7, 2003
                                                --------------------------------



                                  AMETEK, Inc.
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             (Exact name of registrant as specified in its charter)








       DELAWARE                       1-12981            14-1682544
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(State or other jurisdiction of     (Commission      (I.R.S. Employer
 incorporation or organization)     File Number)      Identification No.)



 37 North Valley Road, Building 4, P.O. Box 1764, Paoli, Pennsylvania   19301
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(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code 610-647-2121
                                                   ------------




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                                  AMETEK, Inc.

Item 5. Other Events


         On March 5, 2003, AMETEK, Inc. issued a press release to announce the acquisition of Solidstate Controls, Inc., from Columbus Sales Corp., an affiliate of Marmon Industrial Companies LLC. A copy of such press release is attached as Exhibit 99(a). The information contained in said press release is hereby incorporated by reference in this Form 8-K.


Item 7. Financial Statements and Exhibits.

(c)   Exhibit


      Exhibit Number                 Description


          99(a)    Copy of press release issued by AMETEK, Inc. on March
                   5, 2003.





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                                  AMETEK, Inc.



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                         AMETEK, Inc.
                                              ---------------------------------
                                                         (Registrant)




                                               By /s/ Robert R. Mandos, Jr.
                                                  -----------------------------
                                                  Robert R. Mandos, Jr.
                                                  Vice President & Comptroller
                                                  (Principal Accounting Officer)


March 7, 2003



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                                  AMETEK, Inc.


                                  EXHIBIT INDEX




      Exhibit Number                 Description

          99(a) Copy of press release issued by AMETEK, Inc. on March 5, 2003




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                                                                 EXHIBIT 99(a)

[AMETEK NEWS LETTERHEAD]


                    AMETEK ACQUIRES SOLIDSTATE CONTROLS, INC.
        ACQUISITION BROADENS AMETEK'S PRODUCT OFFERING TO THE PROCESS AND
                                POWER INDUSTRIES

Paoli, PA, March 5, 2003 -- AMETEK, Inc. (NYSE: AME) today announced the acquisition of Solidstate Controls, Inc., a leading supplier of Uninterruptible Power Supply (UPS) systems for the process and power generation industries, from Columbus Sales Corp., an affiliate of Marmon Industrial Companies LLC, for approximately $36 million. With its headquarters in Columbus, Ohio, Solidstate Controls has approximately 250 employees and estimated 2003 sales of $45 million.

"We are very pleased with our acquisition of Solidstate Controls," comments AMETEK Chairman and Chief Executive Officer Frank S. Hermance. "It has an excellent reputation for superior quality and brings to AMETEK complementary products for the process and power generation industries. Both are markets in which AMETEK already is a key player. Together with its strong global sales and service capabilities, Solidstate Controls is a great addition to AMETEK."

Solidstate Controls designs and manufactures highly customized inverters and UPS systems that its customers use to ensure a steady supply of clean power to keep their critical processes functioning properly. These critical processes typically involve harsh environments and have a correspondingly high cost of failure. Key markets for Solidstate's products are oil production, oil refining, chemical, petrochemical, steel and power generation (including fossil fuel and nuclear power utilities).

Solidstate Controls joins AMETEK as part of its Electronic Instruments Group
(EIG) -- a recognized leader in advanced monitoring, testing, calibrating and display instruments. AMETEK EIG sells its instruments to the process, aerospace, power, and industrial markets worldwide and had 2002 sales of approximately $540 million.

CORPORATE PROFILE
AMETEK IS A LEADING GLOBAL MANUFACTURER OF ELECTRONIC INSTRUMENTS AND ELECTRIC MOTORS WITH ANNUAL SALES OF MORE THAN $1 BILLION. AMETEK'S CORPORATE GROWTH PLAN IS BASED ON FOUR KEY STRATEGIES: OPERATIONAL EXCELLENCE, STRATEGIC ACQUISITIONS & ALLIANCES, GLOBAL & MARKET EXPANSION, AND NEW PRODUCTS. ITS OBJECTIVE IS DOUBLE-DIGIT PERCENTAGE GROWTH IN EARNINGS PER SHARE OVER THE BUSINESS CYCLE AND A SUPERIOR RETURN ON TOTAL CAPITAL. THE COMMON STOCK OF AMETEK IS A COMPONENT OF THE S&P MIDCAP 400 INDEX AND THE RUSSELL 2000 INDEX.

FORWARD-LOOKING INFORMATION
Statements in this news release that are not historical are considered "forward-looking statements" and are subject to change based on various factors and uncertainties that may cause actual results to differ significantly from expectations. Those factors are contained in AMETEK's Securities and Exchange Commission filings.
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